AMENDMENT No. 1

to the

SHARE EXCHANGE AGREEMENT

dated December 28, 2012

By and Among

GAMING ENTERTAINMENT INTERNATIONAL, INC.

and

EQUITY-HOLDER

OF

WALLEY COMMUNICATIONS CONSULTING, INC.

Dated as of February 4, 2014

1

This amendment no. 1 to the share exchange agreement dated December 28, 2012 (this “Amendment” or “Agreement”) is entered into as of this 4th day of February 2014, by and among GAMING ENTERTAINMENT INTERNATIONAL, INC., a Nevada Corporation (“Parent”), and WALLEY COMMUNICATIONS CONSULTING, INC. a Mississippi corporation (“WCC”), and the individual listed on Exhibit A attached hereto (the “Equity-Holder”), collectively with the Parent and WCC, the “Parties” and each, a “Party”), upon the following premises:

This amendment acts to change the consideration paid by GEI for 100% of the outstanding shares of stock in WCC from 25,000 shares of GEI pursuant to the original share exchange agreement dated to December 28, 2012 to this amended agreement whereby GEI will issue an unsecured promissory note in the amount of $25,000 for all of the outstanding stock in WCC. The Company agreed to let the sole shareholder of Wally keep the 25,000 shares of GEI as compensation for consulting services provided as of the date of this amendment. Both WCC and GEI agree that the revised purchase price better reflects the monetary value of WCC.

RECITALS:

WHEREAS, WCC and the Equity-Holder desire to enter into an equity exchange transaction, whereby WCC shall become a wholly-owned subsidiary of the Parent; and

WHEREAS, the Equity-Holder is the only stockholder of WCC and owns One hundred percent (100%) of the issued and outstanding shares of capital stock of WCC.

WHEREAS, the Parent desires to acquire One Hundred percent (100%) of the issued and outstanding shares of capital stock of WCC in exchange for an unsecured promissory note in the amount of $25,000. The promissory note bears 0% interest and has a maturity date of February 4, 2016. GEI has the option to pay the note in full at any time. If the note is not paid in full by the maturity date, interest of 12% per annum will apply as of the maturity date.

WHEREAS, the Parties intend for this transaction to constitute a tax free reorganization pursuant to the provisions of the Internal Revenue Code of 1986, as amended.

AGREEMENT:

NOW THEREFORE, on the above stated premises and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I REPRESENTATIONS, COVENANTS, AND WARRANTIES OF WCC

As an inducement to, and to obtain the reliance of the Parent, except as set forth in those schedules prepared by WCC which are attached and made a part hereto (the “WCC Schedules”), WCC hereby represents and warrants as of February 4, 2014 (the “Closing Date”) as follows:

2

Section I.1                Organization

WCC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Mississippi and has the power and is duly authorized under all applicable laws, regulations, ordinances and orders of public authorities to carry on its business in all material respects as it is now being conducted. Set forth in Item I.1 are complete and correct copies of the Articles of Incorporation of WCC in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the WCC Charter. WCC has taken all actions required by law, from its WCC Charter, or otherwise to authorize the execution and delivery of this Agreement. WCC has full power, authority, and legal right and has taken all action required by law, the WCC Charter, and otherwise to consummate the transactions herein contemplated.

Section I.2                Capitalization

The capitalization of WCC consists of One Hundred (100) authorized shares of common stock, $1.00 par value per share (the “WCC Stock”). There are 100 shares of WCC Stock issued and outstanding (the “WCC Shares”). The Equity-Holder owns one hundred percent (100%) of the WCC Shares.

Section I.3                Subsidiaries

WCC does not own any subsidiaries.

Section I.4                Options or Warrants

There are no existing options, warrants, calls, or commitments of any character relating to the WCC Shares.

Section I.5                Absence of Certain Changes or Events

Since January 1, 2012:

(a)        There has not been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of WCC, including, but limited to, retaining any new employees or hiring any contract personnel with the written consent of the Parent or expending any cash on capital purchases, bonuses or other expenses out of the ordinary course of business without prior written consent of the Parent;

(b)       WCC has not (i) amended its Articles of Incorporation or By-laws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to equity-holders or purchased or redeemed, or agreed to purchase or redeem, any of the WCC Shares; (iii) made any material change in its method of

3

management, operation or accounting, (iv) entered into any other material transaction other than sales in the ordinary course of its business; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its managers, officers, directors, or employees;

(c)        WCC has not (i) granted or agreed to grant any options, warrants or other rights for its membership interests, bonds or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered, or agreed to issue or deliver any membership interests, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except in connection with this Agreement; and

(d)       There are no material actions, suits, proceedings, or investigations pending or, to the knowledge of WCC after reasonable investigation, threatened by or against WCC or affecting WCC or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. WCC does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section I.6                Contracts

All contracts, agreements, franchises, license agreements, and all other commitments to which WCC is a party or by which its properties are bound and which are material to the operations of WCC taken as a whole are valid and enforceable by WCC in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

Section I.7                No Conflict with Other Instruments

The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material agreement, or instrument to which WCC is a party or to which any of its assets, properties or operations are subject.

Section I.8                Compliance with Laws and Regulations

To the best of its knowledge, WCC has complied with all applicable foreign and domestic statutes and regulations of any federal, state, provincial or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of WCC or except to the extent that noncompliance would not result in the occurrence of any material liability for WCC.

Section I.9                Approval of Agreement

4

The Board of Directors of WCC and the Equity-Holder have unanimously authorized the execution and delivery of this Agreement by WCC and have approved this Agreement and the transactions contemplated hereby.

Section I.10            Valid Obligation

This Agreement and all agreements and other documents executed by WCC in connection herewith constitute the valid and binding obligation of WCC, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section I.11            Information

The information concerning WCC set forth in this Agreement and in the WCC Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section I.12            Financial Statements

If required, WCC’s financial statements shall be prepared in a timely and proper manner in accordance with Regulation S-X promulgated by the United States Securities and Exchange Commission (the “Commission”).

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE PARENT

As an inducement to, and to obtain the reliance of WCC and the Equity-Holder, except as set forth in those schedules prepared by the Parent which are attached and made a part hereto (the “Parent Schedules”), the Parent represents and warrants, as of the First Closing Date, as follows:

Section II.1             Organization

The Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Set forth in Item II.1 of the Parent Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of the Parent as in effect on the Closing Date (together, the “Parent Charter”). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Parent Charter. The Parent has taken all action required by law, the Parent Charter or otherwise to authorize the execution and delivery of this Agreement, and the Parent has full power, authority, and legal right and has taken all action required by law, the Parent Charter or otherwise to consummate the transactions herein contemplated.

5

Section II.2          Capitalization

The Parent’s authorized capitalization consists of (a) Fifteen Million (15,000,000) shares of Parent Common Stock, were issued and outstanding immediately prior to the transaction contemplated by the Exchange and (b) Five Million (5,000,000) shares of preferred stock (“Parent Preferred Stock”) authorized, but not issued.

Section II.3             Subsidiaries

The Parent has no subsidiaries.

Section II.4             Options or Warrants

There are no existing options, warrants, calls, or other commitments of any character relating to the authorized and unissued shares of the Parent Common Stock, except as in connection with the transactions contemplated in connection with the Exchange.

Section II.5             Absence of Certain Changes or Events

Since January 1, 2012:

(a)        Except as described in Item II.5(a) of the Parent Schedules, the Parent has not (i) amended the Parent Charter except as pursuant to the transactions in connection with this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to the Equity-Holder or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) made any material change in its method of management, operation or accounting; (iv) entered into any transactions or agreements other than in connection with this Agreement and the transactions contemplated herein; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees; and

(b)       The Parent has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights, or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement, or as set forth in Item II.5(b) of the Parent Schedules.

Section II.6             Litigation and Proceedings

There are no actions, suits, proceedings or investigations pending or threatened by or against the Parent, or its subsidiaries, or affecting the Parent or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Parent has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

6

Section II.7             No Conflict with Other Instruments

The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Parent is a party or to which any of its assets, properties or operations are subject.

Section II.8             Compliance with Laws and Regulations

The Parent has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section II.9             Approval of Agreement

The Board of Directors of the Parent has authorized the execution and delivery of this Agreement by the Parent and has approved this Agreement and the transactions contemplated hereby.

Section II.10          Valid Obligation

This Agreement and all agreements and other documents executed by the Parent in connection herewith constitute the valid and binding obligation of the Parent, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section II.11          Information

The information concerning the Parent set forth in this Agreement and the Parent Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE III

PLAN OF EXCHANGE

Section III.1           The Exchange

On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Equity-Holder, by executing this Agreement, shall assign, transfer and deliver to the Parent, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the WCC Shares, constituting all of the WCC Common Stock, including all of the voting power of WCC. In exchange for the transfer of the WCC Shares by the Equity-Holder, the Parent shall issue certificates evidencing an aggregate amount of Fifty Thousands (50,000) shares of the Parent Common Stock to the Equity-Holder. Upon consummation of the transaction contemplated herein, all of the WCC Shares shall be held by the Parent.

7

Section III.2           Closing Events

On the Closing Date, the Parent, WCC and the Equity-Holder shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered on or prior to the Closing Date, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

It is expressly understood by the Parties, and specifically agreed to that, within ten (10) days of the Closing Date, the Fifty thousands (50,000) shares of newly-issued Parent Common Stock shall be issued and delivered to the Equity-Holder.

Section III.3           Plan of Exchange

The Parties to this Agreement agree that this Agreement shall constitute a plan of exchange, and, within five days of the Closing Date, shall cause the execution of Articles of Exchange in substantially the form attached hereto as Exhibit B (the “Articles of Exchange”) and Exhibit C (“Articles of Merger or Share Exchange”) which shall be filed with the Secretary of State of Nevada and Secretary State of Mississippi, respectively.

Section III.4           Termination

This Agreement may be terminated by either WCC or the Parent if the other Party has failed to meet the conditions precedent set forth in Articles V and VI herein. If this Agreement is terminated pursuant to this Section III.4, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except as set forth herein below.

ARTICLE IV

ARTICLE IV SPECIAL COVENANTS

Section IV.1           Access to Properties and Records

The Parent and WCC will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Parent or WCC, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Parent or WCC, as the case may be, as the other shall from time to time reasonably request.

8

Section IV.2           Delivery of Books and Records

On or prior to Closing Date, WCC shall deliver to the Parent copies of the corporate minute books, books of account, contracts, records, and all other books or documents of WCC now in the possession of WCC or its representatives as requested the Parent.

Section IV.3           Third Party Consents and Certificates

The Parent and WCC hereby agree to cooperate with each other in order to obtain any required third-party consents to this Agreement and the transactions herein contemplated.

Section IV.4           The Acquisition of Parent Common Stock

The Parent and WCC acknowledge and agree that the consummation of this Agreement including the issuance of shares of Parent Common Stock in exchange for the WCC Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act of 1933 and applicable state statutes. The Parent and WCC agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.

(a)        In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, the Equity-Holder shall execute and deliver to the Parent the Investment Representation Letter in substantially the form of Exhibit C attached hereto.

(b)       In connection with the transactions contemplated by this Agreement, the Parent and WCC shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the States where the Equity-Holder is domiciled or are otherwise required to file such notices, applications, reports or other instruments unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such Parties to be appropriate.

(c)        In order to more fully document reliance on the exemptions as provided herein, WCC, the Equity-Holder and the Parent shall execute and deliver to the other, at or prior to the Closing Date, such further letters of representation, acknowledgment, suitability, or the like as WCC, the Equity-Holder or the Parent and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)       The Equity-Holder acknowledges that the basis for relying on exemptions from registration, or qualifications is factual, depending on the conduct of the various Parties.

ARTICLE V

ARTICLE V CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARENT

9

The obligations of the Parent under this Agreement are subject to the satisfaction, on or before the Closing Date, of the following conditions:

Section V.1             Accuracy of Representations and Performance of Covenants

The representations and warranties made by WCC and the Equity-Holder in this Agreement were true when made and shall be true at the First Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). WCC shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by WCC prior to or on the Closing Date. The Parent shall be furnished with a certificate, signed by a duly authorized executive officer of WCC and dated the Closing Date, to the foregoing effect.

Section V.2             Litigation Certificate

The Parent shall have been furnished with certificates dated as of the Closing Date and signed by a duly authorized officer of WCC to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of WCC threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the WCC Schedules, by or against WCC, which might result in any material adverse change in any of the assets, properties, business, or operations of WCC.

Section V.3             Good Standing

The Parent shall have received a certificate of good standing dated within ten (10) business days prior to the Closing Date certifying that WCC is in good standing as a Mississippi corporation and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

Section V.4             Approval by Equity-Holder

The Exchange shall have been approved, and appropriate transfer documents affecting the transfer of the WCC Shares delivered in accordance with Section III.1, by the holders of not less than one hundred percent (100%) of the issued and outstanding shares of WCC Common Stock, including all voting power, of WCC.

Section V.5             No Governmental Prohibition

No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section V.6             Consents

10

All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of WCC after the Closing Date on the basis as presently operated shall have been obtained.

ARTICLE VI

ARTICLE VI CONDITIONS PRECEDENT TO OBLIGATIONS OF WCC AND THE EQUITY-HOLDERS

The obligations of WCC and the Equity-Holder under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section VI.1           Accuracy of Representations and Performance of Covenants

The representations and warranties made by the Parent in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. The Parent shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Parent. Prior to or on the Closing Date, the Parent shall furnish to WCC a certificate signed by a duly authorized officer of the Parent and dated as of the Closing Date, to the foregoing effect.

Section VI.2           Litigation Certificate

WCC shall have been furnished with certificates dated as of the Closing Date and signed by duly authorized executive officers of the Parent, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of the Parent threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Parent Schedules, by or against the Parent, which might result in any material adverse change in any of the assets, properties or operations of the Parent.

Section VI.3           Good Standing

WCC shall have received a certificate of good standing from the Secretary of State of the State of Nevada or other appropriate office, dated as of a date within ten (10) business days prior to the Closing Date certifying that the Parent is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

Section VI.4           No Governmental Prohibition

No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section VI.5           Consents

11

All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Parent after the Closing Date on the basis as presently operated shall have been obtained.

Section VI.6           Other Items

Parent shall remain trading and in good standing on the OTC Bulletin Board under the symbol BOCL. WCC shall have received further opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as WCC may reasonably request.

ARTICLE VII

MISCELLANEOUS

Section V11.1 Governing Law; Jurisdiction; Venue

This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of State law, with the laws of the State of Nevada. Venue for all matters shall be in Clark County, Nevada, without giving effect to principles of conflicts of law there under. Each of the Parties irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States sitting in Las Vegas, Texas. By execution and delivery of this Agreement, each Party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such Party may now or hereafter have to object to such jurisdiction.

Section V11.2 Notices

Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Parent, to: Gaming Entertainment International, Inc.

11700 W. Charleston Boulevard

Suite 170-170

Las Vegas, NV 89135

If to WCC, to: Walley Communications Consulting, Inc.

624 Hampshire Drive

Brandon, MS 39047

If to the Equity

Holders, to: Marcus A. Walley

624 Hampshire Drive

Brandon, MS 39047

12

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier and (iii) upon dispatch, if transmitted by facsimile or telecopy and receipt is confirmed by telephone.

Section VII.3 Attorney’s Fees

In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section VII.4 Confidentiality

Each Party hereto agrees with the others that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each Party shall return to the other Parties all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each Party will continue to comply with the confidentiality provisions set forth herein.

Section VII.5 Public Announcements and Filings

Unless required by applicable law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, to the general trade or trade press, or to any third-party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the Parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each Party at least one (1) business day prior to the release thereof.

Section VII.6 Recitals

The Recitals to this Agreement are true and correct and are incorporated herein, in their entirety, by this reference.

Section VII.7 Expenses

13

Subject to Section VIII.3 above, whether or not the Exchange is consummated, each of the Parent, the Equity-Holder and WCC will bear its own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section VII.8 Survival; Termination

The representations, warranties, and covenants of the respective Parties shall survive the First Closing Date and the consummation of the transactions herein contemplated for a period of two (2) years.

Section VII.9 Counterparts

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section VII.10 Amendment or Waiver

Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may by amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

Section VII.11 Best Efforts

Subject to the terms and conditions herein provided, each Party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each Party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Section VII.12 Entire Agreement

This Agreement represents the entire agreement between the Parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

IN WITNESS WHEREOF, the corporate Parties hereto have caused this Share Exchange Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

GAMING ENTERTAINMENT INTERNATIONAL, INC.

By: /s/ Sylvain Desrosiers

Name: Sylvain Desrosiers

Title: Chairman of the Board

WALLEY COMMUNCATIONS CONSULTING, INC

By: /s/ Marcus A. Walley

Name: Marcus A. Walley

Title: President

14

The undersigned Equity-Holder of WCC hereby agree to participate in the Exchange on the terms set forth above. The undersigned hereby represent and affirm that he has read each of the representations and warranties of WCC set out in Article I hereof and that, to the best of his knowledge, all of such representations and warranties are true and correct.

EQUITY-HOLDER

Name: Marcus A. Walley

15

WCC SCHEDULES

Item I.1 WCC Articles of Incorporation.

PARENT SCHEDULES

Item II.1 Articles of Incorporation and Bylaws